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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 6, 2006

                               QUANTUM ENERGY INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Nevada                       333-118138                    98-0428608
----------------------------    --------------               ------------------
(State or Other Jurisdiction      (Commission                 (IRS Employer
   of Incorporation)              File Number)             Identification No.)


                              29-3800 Pinnacle Way
                           Gallaghers Canyon, Kelowna,
                            British Columbia, Canada         V1W 3Z8
               ------------------------------------------------------
               (Address of principal executive offices)    (zip code)

                                 (250) 809-9185
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Greg Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrants Certifying Accountant.


(a) On September 6, 2006, the Registrant's independent public accounting firm, Morgan & Company, resigned as the Company's independent auditors.

The Registrant has not had any disagreements with Morgan & Company during the two most recent fiscal years and the interim period on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure nor has Morgan & Company resigned (other than the resignation of September 6, 2006), declined to stand for reelection or been dismissed during that period. The financial statements audited by Morgan & Company for the fiscal years ended February 28, 2005 and 2006 contained a modified opinion because factors including the Company's net loss and its not having attained profitable operations raise substantial doubt that the Company will be able to continue as a going concern.

The board of directors of the Registrant has not approved the resignation of Morgan & Company.

Morgan & Company has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of this letter is filed herewith as Exhibit 16.1.

(b) The Company has not yet engaged a new independent registered public accounting firm.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number
                      Description
--------------------------------------------------------------------------------
16.1                  Letter from Morgan & Company




                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



September 6, 2006                                    Quantum Energy Inc.


                                                     By:/S/ Ted Kozub
                                                     --------------------
                                                     Ted Kozub
                                                     President, CEO, CFO


Exhibit Index

16.1                     Letter from Morgan & Company